UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2010 (November 30, 2010)
Avago Technologies Limited
(Exact name of registrant as specified in its charter)

Singapore (State or other jurisdiction of incorporation)	001-34428 (Commission File Number)	N/A (IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923 (Address of principal executive offices)	N/A (Zip Code)
Registrant’s telephone number, including area code: (65) 6755-7888
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On November 30, 2010, the Compensation Committee approved the following discretionary bonus awards: (i) to Douglas R. Bettinger, Senior Vice President and Chief Financial Officer, in the amount of $100,000, (ii) to Bryan Ingram, Senior Vice President and General Manager, Wireless Semiconductor Division, in the amount of $100,000 and (iii) to Patricia M. McCall, Vice President and General Counsel, in the amount of $50,000.
     Lastly, the Compensation Committee also approved the Company’s annual cash incentive bonus plan for fiscal year 2011. The annual cash incentive bonus plan for our named executive officers remains substantially similar to that used in fiscal year 2010, including target bonus levels, except that under the annual cash incentive bonus plan for fiscal year 2011, the Company will not make any interim payments.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     None

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: December 6, 2010

Avago Technologies Limited
By:	/s/ Douglas R. Bettinger
	Name:	Douglas R. Bettinger
	Title:	Senior Vice President and Chief Financial Officer

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